MERRILL LYNCH
GROWTH FUND

For Investment and
Retirement






FUND LOGO







Quarterly Report

July 31, 1995










Officers and Trustees
Arthur Zeikel, President and Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Stephen C. Johnes, Vice President and
 Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.




Merrill Lynch
Growth Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011

Merrill Lynch Growth Fund for Investment and Retirement


DEAR SHAREHOLDER

In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pickup in economic activity later in the year. This view was supported by the stronger-than-expected employment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

Portfolio Matters
Merrill Lynch Growth Fund's Class A, Class B, Class C and Class D Shares had total returns of +14.35%, +14.14%, +14.08%, and +14.33%, respectively, for the three-month period ended July 31, 1995. (Fund results do not include sales charges, and would be lower if sales charges were deducted. Complete performance information, including average annual total returns, can be found on pages 3--5 of this report to shareholders.)

The Fund's strong performance during the July quarter was largely fueled by the significant outperformance of its technology holdings. A vibrant personal computer market and strong technology-related capital spending created a robust business environment for many of the Fund's holdings and for technology shares in general.

Within the strong market for technology stocks during the July quarter, semiconductor-related companies proved to be the standout performers. During the quarter alone, the Philadelphia Stock Exchange Semiconductor Index advanced by 43%, climbing over 100% on a year-to-date basis. While business prospects for semiconductor manufacturers are currently strong, this business historically has proven to be very cyclical. We believe that it is appropriate to become more selective with respect to Fund holdings in this area as equity market valuations for the more capital-intensive, and inherently more cyclical, semiconductor suppliers appear fully valued. With this in mind, the Fund reduced its semiconductor exposure by eliminating its long-term holdings in Applied Materials, Inc. and Cypress Semiconductor Corp.

Also within the technology sector, during the July quarter the Fund closed out positions in Sequent Computer Systems, Inc. and Wang Laboratories, Inc. and added two new holdings to the portfolio, Platinum Technology, Inc. and Trinzic Corp., a company to be merged into Platinum. These investment activities resulted in a 26% technology exposure by July quarter-end, versus 30% at the end of the April quarter. While historically low for our Fund, this remains an above-market portfolio weighting relative to the Standard & Poor's 500 Index, which currently has an approximate 17% technology component.

Platinum Technology is a leading supplier of performance enhancement and data recovery software for IBM and compatible mainframe computers. Platinum has recently embarked on an aggressive acquisition strategy with the goal of assembling a portfolio of client/server system and database management products, similar to those that it currently supplies to the mainframe marketplace. The pending merger with Trinzic represents one of these acquisitions. Unlike the mainframe market for systems and data management software which is dominated by two companies, Platinum being one, the market for comparable products in the client/server area is highly fragmented with many different companies offering only pieces of a complete solution. Consequently, Platinum's strategy is to be one of the first with an integrated solution for the client/server market. If successful, Platinum will be positioned to significantly augment its core mainframe-related revenue and earnings growth rates, as the market for client/server products is expanding rapidly.

Energy continues to be the Fund's other major sector commitment, and our exposure rose slightly during the quarter from approximately 28% of net assets to 30%. While energy pricing so far in 1995 has been disappointing, largely because of the inventory overhang created by the relatively mild winter of 1994/1995, overall energy consumption has been relatively strong, driven by the general strength of the world economy. We believe these consumption trends are likely to continue, and remain constructive for the long-term prospects of our energy holdings. During the quarter, we added three new domestic exploration and production companies to the portfolio: Newfield Exploration Co., Vastar Resources, Inc. and Apache Corp. As with many of the Fund's holdings both in and out of the energy sector, these companies have entrepreneurial managements, low cost structures, and are positioned to exhibit strong unit volume growth. In a stable pricing environment, we believe that the unit growth and rising cashflow characteristics of these companies make them legitimate growth stocks.

During the July quarter, we established the Fund's first position in the biotechnology industry with the purchase of CytoTherapeutics, Inc. shares. This company is developing a proprietary cell-based biotherapeutic drug delivery technology applicable for diseases of the central nervous system. One of the initial applications for this technology targets the delivery of site-specific bio-therapeutic drugs to alleviate the chronic pain associated with late-stage cancer. CytoTherapeutics has received funding from industry partners that develop biotherapeutic drugs. These partners view the company's product as an enabling technology that will improve the efficacy and facilitate the market acceptance of their own products.

We continue to research other potential biotechnology investments. As with any emerging technology, the risks associated with bringing a biotechnology-related product to market are relatively high. Therefore, we expect to diversify the Fund's exposure to these risks by establishing positions in several biotechnology companies that we believe offer the potential for significant long-term capital appreciation.

During the July quarter, the restructuring of Freeport-McMoRan Copper & Gold, Inc. and its parent company, Freeport-McMoRan, Inc., was completed. As a result, the Fund now has direct exposure to the copper business through ownership of Freeport-McMoRan Copper & Gold, A and B shares. With its investment in Freeport-McMoRan, the Fund has a participation in the fertilizer business through that company's majority ownership stake in Freeport-McMoRan Resource Partners, LP.

In Conclusion
Driven largely by the reduction in the Fund's technology exposure mentioned above, the Fund's cash reserves increased from 17.2% of net assets at the beginning of the quarter to 23.9% by quarter's end. Given the Fund's investment discipline and three-to-five year time horizon for prospective investments, shareholders should expect us to be deliberate in committing new cash to equities. While our Fund's transaction activity is always likely to be low when compared to mutual fund industry norms, our activity so far suggests that 1995 will be an above-average year for us: it now appears that in December we will have a significant capital gains distribution.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Stephen C. Johnes)
Stephen C. Johnes
Vice President and Portfolio Manager


August 21, 1995





PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for the Fund's Class A and Class B Shares are presented in the "Average Annual Total Return," "Performance Summary" and "Recent Performance Results" tables below and on pages 4 and 5. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" and "Recent Performance Results" tables below and on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                        +23.88%        +17.37%
Five Years Ended 6/30/95                  +15.76         +14.52
Inception (11/28/88)
through 6/30/95                           +18.78         +17.81

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/95                        +22.70%        +18.70%
Five Years Ended 6/30/95                  +14.57         +14.57
Inception (3/27/87)
through 6/30/95                           +13.70         +13.70

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

Aggregate Total Return

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                           +18.27%        +17.27%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 6/30/95                           +18.90%        +12.65%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Performance Summary--Class A Shares
                                        Net Asset Value         Capital Gains
Period Covered                    Beginning          Ending      Distributed      Dividends Paid*    % Change**
11/28/88--12/31/88                 $ 9.61            $ 9.44         $0.257            $0.090          + 1.88%
1989                                 9.44             12.33           --               0.211          +32.96
1990                                12.33             12.20          0.130              --            + 0.03
1991                                12.20             13.95          1.182             0.012          +25.20
1992                                13.95             14.88          0.449              --            + 9.97
1993                                14.88             17.48          2.122              --            +32.37
1994                                17.48             17.49          0.295              --            + 1.77
1/1/95--7/31/95                     17.49             23.11           --                --            +32.13
                                                                    ------            ------
                                                              Total $4.435      Total $0.313

                                                              Cumulative total return as of 7/31/95: +232.05%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.




Performance Summary--Class B Shares
                                        Net Asset Value         Capital Gains
Period Covered                    Beginning          Ending      Distributed      Dividends Paid*    % Change**
3/27/87--12/31/87                  $10.00            $ 8.49         $0.060            $0.187          -12.72%
1988                                 8.49              9.45          0.257             0.140          +16.04
1989                                 9.45             12.35           --               0.084          +31.62
1990                                12.35             12.09          0.130              --            - 1.02
1991                                12.09             13.65          1.182             0.012          +23.85
1992                                13.65             14.39          0.449              --            + 8.79
1993                                14.39             16.65          2.122              --            +31.11
1994                                16.65             16.47          0.295              --            + 0.72
1/1/95--7/31/95                     16.47             21.64           --                --            +31.39
                                                                    ------            ------
                                                              Total $4.495      Total $0.423

                                                              Cumulative total return as of 7/31/95: +208.49%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                                          12 Month        3 Month
                                                    7/31/95     4/30/95      7/31/94++    % Change++      % Change
ML Growth Fund Class A Shares*                      $23.11      $20.21        $17.78      +32.20%(1)      +14.35%
ML Growth Fund Class B Shares*                       21.64       18.96         16.83      +30.92(1)       +14.14
ML Growth Fund Class C Shares*                       21.63       18.96         17.45      +26.21(1)       +14.08
ML Growth Fund Class D Shares*                       23.06       20.17         18.47      +26.99(1)       +14.33
Standard & Poor's 500 Index**                       562.06      514.71        458.26      +22.65          + 9.20
ML Growth Fund Class A Shares--Total Return*                                              +32.20(1)       +14.35
ML Growth Fund Class B Shares--Total Return*                                              +30.92(1)       +14.14
ML Growth Fund Class C Shares--Total Return*                                              +26.21(1)       +14.08
ML Growth Fund Class D Shares--Total Return*                                              +26.99(1)       +14.33
Standard & Poor's 500 Index--Total Return**                                               +26.06          + 9.94

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates. ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.295 per share capital gains distributions.

PORTFOLIO INFORMATION

For the Quarter Ended July 31, 1995

                                              Percent of
Ten Largest Equity Holdings                   Net Assets

Cirrus Logic, Inc.                                9.1%
Freeport-McMoRan Copper & Gold, Inc.*             5.4
Dell Computer Corp.                               4.3
Anadarko Petroleum Corp.                          4.2
U.S. HealthCare, Inc.                             4.2
Autodesk, Inc.                                    3.8
Apache Corp.                                      3.6
Ensco International                               3.1
Global Marine, Inc.                               3.1
Valero Energy Corp.                               3.1

[FN]
*Includes Class A and B shares.


Additions

Apache Corp.
CytoTherapeutics, Inc.
CytoTherapeutics, Inc. (Warrants)
Freeport-McMoRan Copper & Gold, Inc. (Class B)
Newfield Exploration Co.
Platinum Technology, Inc.
Trinzic Corp.
Vastar Resources, Inc.

Deletions

Applied Materials, Inc.
Cypress Semiconductor Corp.
Sequent Computer Systems, Inc.
Wang Laboratories, Inc.
Weyerhaeuser Co.

SCHEDULE OF INVESTMENTS
                            Shares                                                                              Percent of
Industries                   Held              Stocks                              Cost            Value        Net Assets
Banking &                   350,000     Morgan Stanley Group, Inc.          $   19,683,340    $   29,268,750          1.0%
Financial Services        1,000,000     Republic New York Corp.                 44,267,281        56,000,000          1.8
                          1,000,000     Safra Republic Holdings S.A.            69,529,500        85,250,000          2.8
                                                                            --------------    --------------        ------
                                                                               133,480,121       170,518,750          5.6


Biotechnology             1,738,000     CytoTherapeutics, Inc.                   9,776,250        14,121,250          0.4
                            434,500     CytoTherapeutics, Inc. (Warrants)(a)       651,750         1,432,112          0.1
                                                                            --------------    --------------        ------
                                                                                10,428,000        15,553,362          0.5


Commercial                2,011,047     Dell Computer Corp.++                   45,634,091       130,466,675          4.3
Workstations &
Network Servers


Computer Software         2,500,000     Autodesk, Inc.                          50,626,050       113,125,000          3.8
                          1,600,000     Landmark Graphics Corp.                 27,012,866        43,200,000          1.4
                          4,652,000     Mentor Graphics, Inc.                   62,023,772        85,480,500          2.8
                          2,500,000     Platinum Technology, Inc.               45,561,988        61,250,000          2.0
                            641,900     Trinzic Corp.                            4,035,929         4,974,725          0.2
                                                                            --------------    --------------        ------
                                                                               189,260,605       308,030,225         10.2


Diversified               1,168,750     Freeport-McMoRan Copper & Gold,
Resource                                Inc. (Class A)                          28,313,051        31,117,968          1.0
Companies                 4,912,138     Freeport-McMoRan Copper & Gold,
                                        Inc. (Class B)                         105,805,263       132,627,726          4.4
                         12,000,000     Freeport-McMoRan, Inc.                  56,017,272        60,000,000          2.0
                                                                            --------------    --------------        ------
                                                                               190,135,586       223,745,694          7.4


Electronic                6,000,000     Cirrus Logic, Inc.                      64,109,325       275,250,000          9.1
Components                  905,000     Komag, Inc.                             27,189,773        61,879,375          2.1
                                                                            --------------    --------------        ------
                                                                                91,299,098       337,129,375         11.2

Healthcare Services       4,000,000     U.S. HealthCare, Inc.                  101,351,070       126,500,000          4.2


International             3,500,000     Yacimientos Petroliferos Fiscales
Integrated Oils                         S.A.--Sponsored (ADR)*                  83,800,841        60,812,500          2.0


Natural Gas               2,343,750     Panhandle Eastern Corp.                 24,371,330        57,128,906          1.9
Gathering &               2,500,000     Western Gas Resources, Inc.             57,319,428        40,000,000          1.3
Transmission                                                                --------------    --------------        ------
                                                                                81,690,758        97,128,906          3.2


Oil & Gas                 3,000,000     Anadarko Petroleum Corp.               106,785,844       127,500,000          4.2
Exploration &             4,000,000     Apache Corp.                           116,972,951       109,500,000          3.6
Production                2,200,000     Devon Energy Corp.                      34,401,130        43,175,000          1.5
                            300,000     McMoRan Oil & Gas Co.                    1,691,662           937,500          0.0
                          1,008,300     Newfield Exploration Co.                27,601,187        25,837,687          0.9
                          9,000,000     Santa Fe Energy Resources, Inc.         83,865,388        84,375,000          2.8
                          1,000,000     United Meridian Corp.                   12,390,789        17,750,000          0.6
                          1,516,000     Vastar Resources, Inc.                  44,499,463        42,637,500          1.4
                                                                            --------------    --------------        ------
                                                                               428,208,414       451,712,687         15.0


Oil Refining              4,000,000     Valero Energy Corp.                     86,245,282        93,000,000          3.1


Oilfield Services         6,000,000     Ensco International (b)                 66,189,856        95,250,000          3.1
                         16,300,000     Global Marine, Inc.                     59,126,323        93,725,000          3.1
                          1,335,000     Pool Energy Services Co.                14,336,959        11,347,500          0.4
                                                                            --------------    --------------        ------
                                                                               139,653,138       200,322,500          6.6




SCHEDULE OF INVESTMENTS (concluded)
                            Shares                                                                              Percent of
Industries                   Held              Stocks                              Cost            Value        Net Assets
Pollution Control         3,800,000     Safety-Kleen Corp.                  $   67,292,620    $   59,375,000          2.0%


Scientific & Technical    2,500,000     Convex Computer Corp.                   29,264,447        12,812,500          0.4
Computing Systems

Steel                       948,500     Nucor Corp.                             22,124,065        50,981,875          1.7


                                        Total Stocks                         1,699,868,136     2,338,090,049         77.4


                           Face
                          Amount                  Short-Term Securities


Commercial              $40,000,000     AIG Funding Inc., 5.72% due
Paper**                                 8/14/1995                               39,917,378        39,917,378          1.3

                                        ANZ (Delaware), Inc.:
                         40,000,000       5.72% due 8/14/1995                   39,917,378        39,917,378          1.3
                         40,000,000       5.73% due 8/18/1995                   39,891,767        39,891,767          1.3
                         50,000,000     Ford Motor Credit Co., 5.72% due
                                        8/24/1995                               49,817,278        49,817,278          1.7
                         96,465,000     General Electric Capital Corp.,
                                        5.80% due 8/01/1995                     96,465,000        96,465,000          3.2
                                        Goldman Sachs Group L.P.:
                         60,000,000       5.90% due 8/04/1995                   59,970,500        59,970,500          2.0
                         40,000,000       5.72% due 8/18/1995                   39,891,955        39,891,955          1.3
                         16,669,000     IBM Credit Corp., 5.70% due
                                        8/11/1995                               16,642,607        16,642,607          0.6
                         30,000,000     Penney (J.C.) Funding Corp.,
                                        5.71% due 8/31/1995                     29,857,250        29,857,250          1.0
                         30,000,000     Preferred Receivable Funding Corp.,
                                        5.73% due 8/21/1995                     29,904,500        29,904,500          1.0
                                        UBS Finance (Delaware), Inc.:
                         58,855,000       5.72% due 8/14/1995                   58,733,432        58,733,432          2.0
                         75,000,000       5.72% due 8/15/1995                   74,833,167        74,833,167          2.5


US Government            25,000,000     Federal Farm Credit Bank, 5.60%
& Agency                                due 8/11/1995                           24,961,111        24,961,111          0.8
Obligations**            50,000,000     Federal Home Loan Bank, 5.64% due
                                        8/25/1995                               49,812,000        49,812,000          1.6
                                        Federal National Mortgage
                                        Association:
                         10,500,000       5.60% due 8/10/1995                   10,485,300        10,485,300          0.3
                         60,000,000       5.65% due 8/14/1995                   59,877,583        59,877,583          2.0


                                        Total Short-Term Securities            720,978,206       720,978,206         23.9


Total Investments                                                           $2,420,846,342     3,059,068,255        101.3
                                                                            ==============
Liabilities in Excess of Other Assets                                                            (38,297,445)        (1.3)
                                                                                              --------------        ------
Net Assets                                                                                    $3,020,770,810        100.0%
                                                                                              ==============        ======

Net Asset Value:         Class A--Based on net assets of $643,771,943 and
                                  27,851,190 shares of beneficial interest
                                  outstanding                                                 $        23.11
                                                                                              ==============
                         Class B--Based on net assets of $1,782,787,488 and
                                  82,401,741 shares of beneficial interest
                                  outstanding                                                 $        21.64
                                                                                              ==============
                         Class C--Based on net assets of $56,945,297 and
                                  2,632,097 shares of beneficial interest
                                  outstanding                                                 $        21.63
                                                                                              ==============
                         Class D--Based on net assets of $537,266,082 and
                                  23,298,081 shares of beneficial interest
                                  outstanding                                                 $        23.06
                                                                                              ==============




(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Formerly Energy Service Co.
 ++Reflects the conversion of Dell Computer Corp., Series A,
   Convertible Preferred Stock.
  *American Depositary Receipts (ADR).
 **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shownare the discount rates paid at the time of purchase by the Fund.